================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 26, 2003


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------




           Delaware                   333-75724                 06-1204982
           --------                   ---------                 ----------
(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
        Incorporation)               File Number)         Identification Number)

  1285 Avenue of the Americas
      New York, New York                10019
      ------------------                -----


Registrant's telephone number, including area code: (212) 713-2000




================================================================================

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


                                              Item 601(a) of Regulation
              Exhibit No.                          S-K, Exhibit No.                          Description
              -----------                          ----------------                          -----------
                   1                                5.1, 8.1, 23.1                      Opinion and Consent of
                                                                                       Thacher Proffitt & Wood

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 26, 2003


                                         SALOMON BROTHERS MORTGAGE
                                         SECURITIES VII, INC.


                                         By: /s/ Matthew R. Bollo
                                             -----------------------------------
                                         Name:   Matthew R. Bollo
                                         Title:

                                                   EXHIBIT INDEX


                                              Item 601(a) of Regulation
              Exhibit No.                          S-K, Exhibit No.                          Description
              -----------                          ----------------                          -----------
                   1                                5.1, 8.1, 23.1                      Opinion and Consent of
                                                                                       Thacher Proffitt & Wood